Exhibit 10.9(a)

                          SUPPLEMENTAL RETIREMENT PLAN
                                       FOR
                                 FOOTSTAR, INC.
                           Effective October 14, 1996
                  Amended and Restated Effective June 19, 2002

                                TABLE OF CONTENTS

Article 1. INTRODUCTION......................................................1

Article 2. DEFINITIONS.......................................................2
   2.01 ACTUARIAL EQUIVALENT.................................................2
   2.02 BENEFICIARY..........................................................2
   2.03 BENEFIT COMMENCEMENT DATE............................................2
   2.04 BOARD................................................................2
   2.05 CAUSE................................................................2
   2.06 CHANGE IN CONTROL....................................................3
   2.07 COMMITTEE............................................................4
   2.08 COMPENSATION.........................................................4
   2.09 CORPORATION..........................................................4
   2.10 EARLY RETIREMENT DATE................................................4
   2.11 FOOTSTAR.............................................................5
   2.12 NORMAL RETIREMENT DATE...............................................5
   2.13 PARTICIPANT..........................................................5
   2.14 PLAN.................................................................5
   2.15 RETIREE..............................................................5
   2.16 RETIREMENT ADMINISTRATION COMMITTEE..................................5
   2.17 SERVICE; YEAR OF SERVICE.............................................5
   2.18 SUPPLEMENTAL RETIREMENT BENEFIT......................................5
   2.19 VESTED RETIREMENT BENEFIT............................................6

Article 3. PARTICIPATION.....................................................7
   3.01 ELIGIBLE EXECUTIVES..................................................7
   3.02 PARTICIPATION........................................................7
   3.03 RECLASSIFICATION.....................................................7

Article 4. SUPPLEMENTAL RETIREMENT BENEFIT...................................8
   4.01 ELIGIBILITY FOR SUPPLEMENTAL RETIREMENT BENEFIT......................8
   4.02 NORMAL RETIREMENT BENEFIT............................................8
   4.03 EARLY RETIREMENT BENEFIT.............................................8
   4.04 BENEFIT COMMENCEMENT DATE............................................8
   4.05 FORM OF BENEFIT PAYMENT..............................................8

Article 5. DEATH BENEFIT....................................................10
   5.01 DEATH AFTER EARLY RETIREMENT DATE...................................10
   5.02 DEATH PRIOR TO EARLY RETIREMENT DATE................................10
   5.03 DEATH AFTER BENEFIT COMMENCEMENT DATE...............................11
   5.04 DESIGNATION OF BENEFICIARY..........................................11

Article 6. PARTICIPANT OBLIGATIONS..........................................12
   6.01 CONFIDENTIALITY; COOPERATION WITH REGARD TO LITIGATION..............12
   6.02 NON-COMPETITION.....................................................12
   6.03 NON-SOLICITATION OF EMPLOYEES.......................................13
   6.04 DEFINITIONS.........................................................13

Article 7. CHANGE IN CONTROL................................................14
   7.01 APPLICABILITY.......................................................14
   7.02 RETIREES AND BENEFICIARIES AT TIME OF CHANGE IN CONTROL.............14
   7.03 TERMINATION OF EMPLOYMENT WITHIN 24 MONTHS FOLLOWING A
          CHANGE IN CONTROL.................................................15
   7.04 TERMINATION OF EMPLOYMENT MORE THAN 24 MONTHS
          FOLLOWING A CHANGE IN CONTROL.....................................16

                                       i

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

Article 8. FORFEITURE OF BENEFITS...........................................17

Article 9. ADMINISTRATION...................................................18
   9.01 POWERS AND DUTIES OF THE COMMITTEE..................................18
   9.02 RETIREMENT ADMINISTRATION COMMITTEE.................................18
   9.03 DELEGATION OF DUTIES................................................18
   9.04 EXPENSES............................................................18
   9.05 INDEMNIFICATION OF RETIREMENT ADMINISTRATION COMMITTEE..............19
   9.06 LIABILITY...........................................................19
   9.07 APPEALS PROCEDURE...................................................19

Article 10. AMENDMENT OR TERMINATION........................................20

Article 11. GENERAL PROVISIONS..............................................21
   11.01 RIGHT TO WITHHOLD TAXES............................................21
   11.02 NO RIGHT TO CONTINUED EMPLOYMENT...................................21
   11.03 BENEFITS NON-ASSIGNABLE............................................21
   11.04 UNFUNDED PLAN......................................................21
   11.05 MENTAL OR PHYSICAL INCOMPETENCY....................................21
   11.06 GOVERNING LAWS.....................................................21
   11.07 SEVERABILITY.......................................................21

                                       ii

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                            ARTICLE 1. INTRODUCTION

The Supplemental Retirement Plan for Senior Management of Footstar, Inc. is designed to provide a benefit which, when added to the retirement income provided under other Company plans, will ensure the payment of a competitive level of retirement income to key senior executives of Footstar, Inc., thereby providing an additional incentive for assuring orderly management succession.

The Plan is intended to be an unfunded plan maintained "primarily for the purpose of providing deferred compensation for a select group of management or other highly compensated individuals" within the meaning of the Employee Retirement Income Security Act.

Eligibility for participation in the Plan shall be limited to executives designated by the Compensation Committee of the Board of Directors of Footstar, Inc.

This Plan became effective as of October 14, 1996.

This plan document sets forth the provisions of the Plan as amended and restated effective June 19, 2002.

                                       1

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                             ARTICLE 2. DEFINITIONS

Wherever used herein, the following terms shall have the meanings set forth below:

2.01 ACTUARIAL EQUIVALENT

"Actuarial Equivalent" means a benefit which is equivalent in value to another benefit when computed on the basis of the following actuarial assumptions:

(a)   Mortality: The 1983 Group Annuity Mortality Table

(b) Interest: The Pension Benefit Guaranty Corporation rate used in the calculation of immediate annuities applicable to the month that benefits will commence MINUS 0.5%.

2.02 BENEFICIARY

"Beneficiary" means the person designated by the Participant in accordance with
Section 5.04 to receive benefits in the event of the Participant's death.

2.03 BENEFIT COMMENCEMENT DATE

"Benefit Commencement Date" means the first day on which benefits are scheduled to commence for a Participant pursuant to Section 4.04.

2.04 BOARD

"Board" means the Board of Directors of Footstar, Inc.

2.05 CAUSE

"Cause" means, in connection with an involuntary termination by the Corporation of a Participant's employment, (a) the Participant's willful and material breach of Article 6 of this Plan; (b) the Participant is convicted of a felony involving moral turpitude; or (c) the Participant engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties under this Plan, resulting, in either case, in material harm to the financial condition or reputation of Footstar. For purposes of this Plan, an act or failure to act on Participant's part shall be considered "willful" if it was done or omitted to be done by him or her not in good faith, and shall not include any act or failure to act resulting from any incapacity of a Participant.

A termination for Cause shall not take effect unless the following provisions are complied with. The Participant shall be given written notice by Footstar of its intention to terminate him or her or her for Cause, such notice (i) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and
(ii) to be given within 90 days of Footstar's learning of such act or acts or failure or failures to act. The Participant shall have 10 days after the date that such written notice has been given to him or her in which to cure such conduct, to the extent such cure is possible. If he or she fails to cure such conduct, the Participant shall then be entitled to a hearing before the Committee at which the Participant is entitled to appear. Such hearing shall be held within 15 days of such notice to the Participant, provided he or she requests such hearing within 10 days of the written notice from Footstar of the intention to terminate him or her or her for Cause. If, within five days following such hearing, the Participant is furnished written notice by the Board confirming that,


                                       2

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002
in its judgment, grounds for Cause on the basis of the original notice exist, he or she shall thereupon be terminated for Cause.

2.06 CHANGE IN CONTROL

"Change in Control" means any of the following occurrences:

(a) An acquisition by any Person of beneficial Ownership of the shares of common stock of Footstar then outstanding (the "Footstar Common Stock Outstanding") or the voting securities of Footstar then outstanding entitled to vote generally in the election of directors (the "Footstar Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of Footstar Common Stock Outstanding or 25% or more of the combined voting power of Footstar Voting Securities Outstanding; or

(b) The approval by the stockholders of Footstar of a reorganization, merger, consolidation, complete liquidation or dissolution of Footstar, the sale or disposition of all or substantially all of the assets of Footstar or similar corporate transaction (in each case referred to in this Section
      2.06 as a ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided however, that any merger, consolidation, sale, disposition or other similar transaction to or with a Participant or entities controlled by a Participant shall not constitute a Corporate Transaction; or

(c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided however, for purposes of this Section 2.06, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by Footstar's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, including any successor to such
      Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall in no event be considered as a member of the Incumber Board.

(d) Notwithstanding the provisions set forth in paragraphs (a) and (b) above, the following shall not constitute a Change in Control for purposes of this Section 2.06:

      (i) Any acquisition by or consummation of a Corporate Transaction with any entity that was a subsidiary of Footstar immediately prior to the transaction or an employee benefit plan (or related trust) sponsored or maintained by Footstar or an entity that was a subsidiary of Footstar immediately prior to the transaction if, immediately after such transaction (including consummation of all related transactions), the surviving entity is controlled by no Person other than such employee benefit plan (or related trust) and/or other Persons who controlled Footstar immediately prior to such transactions; or

      (ii) Any acquisition or consummation of a Corporate Transaction following which more than 50% of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power

                                       3

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002
            of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Footstar Common Stock Outstanding and Footstar Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Footstar Common Stock Outstanding and Footstar Voting Securities Outstanding, as the case may be.

(e)   For purposes of this Section 2.06,

        (i) The terms "Beneficial Ownership", "Beneficial Owning", "Beneficially Owned" and "Beneficial Owners" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act (including any successor to such rule).

       (ii) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      (iii) The term "Person" shall have the meaning ascribed to such term in
            Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

2.07 COMMITTEE

"Committee" means the Compensation Committee of the Board.

2.08 COMPENSATION

"Compensation" means the sum of:

(a) The average of the Participant's annual rate of base pay for the highest three (3) years out of the last ten (10) years ending with the year in which the Participant's Compensation Measurement Date occurs; plus

(b) The Participant's full target annual incentive compensation award in effect for the year in which the Participant's Compensation Measurement Date occurs.

"Compensation Measurement Date" means (i) the date on which the Participant terminates employment with the Corporation for any reason; or (ii) in the event of a Change in Control, the date of the Change in Control if such date would result in a higher amount of Compensation for the Participant.

2.09 CORPORATION

"Corporation" means Footstar, Inc. and any subsidiary or other entity at any time at which 50% or more of the voting power or beneficial interest of such subsidiary or other entity, is owned directly or indirectly, by Footstar.

2.10 EARLY RETIREMENT DATE

"Early Retirement Date" means the date on which the Participant completes 10 Years of Service and attains age 55. A Participant whose employment terminates for any reason within 60 days of the date on


                                       4

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002
which he or she would have satisfied both of the conditions set forth in the preceding sentence shall be deemed to have reached his or her Early Retirement Date.

2.11 FOOTSTAR

"Footstar" means Footstar, Inc. and any successor to all or a substantial portion of its assets or business which assumes the obligations of Footstar.

2.12 NORMAL RETIREMENT DATE

"Normal Retirement Date" means the date on which the Participant completes 10 Years of Service and attains age 60. A Participant whose employment terminates for any reason within 60 days of the date on which he or she would have satisfied both of the conditions set forth in the preceding sentence shall be deemed to have reached his or her Normal Retirement Date.

2.13 PARTICIPANT

"Participant" means any employee who is participating in the Plan pursuant to
Article 3.

2.14 PLAN

"Plan" means the Supplemental Retirement Plan for Senior Management of Footstar, Inc. as set forth herein, and any amendments thereto.

2.15 RETIREE

"Retiree" means a Participant who has terminated employment and is eligible to receive, or is receiving, a Supplemental Retirement Benefit pursuant to Article 4.

2.16 RETIREMENT ADMINISTRATION COMMITTEE

"Retirement Administration Committee means the Committee of the Starfund 401(k) Profit Sharing Plan of Footstar, Inc. and Affiliated Companies.

2.17 SERVICE; YEAR OF SERVICE

"Service" means a Participant's period of active employment with the Corporation while a Participant but excluding, unless otherwise provided by the Committee, any period during which the Participant was (a) engaged as a consultant or (b) receiving salary continuance or severance payments. "Service" also shall include any additional periods that may be credited to a Participant by the Committee in its sole discretion.

"Year of Service" means a period of 12 consecutive months of Service.

2.18 SUPPLEMENTAL RETIREMENT BENEFIT

"Supplemental Retirement Benefit" means the retirement benefit payable to a Retiree as determined pursuant to Article 4.


                                       5

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

2.19 VESTED RETIREMENT BENEFIT

"Vested Retirement Benefit" means the aggregate annualized value of any benefits in respect of a Participant under any pension, retirement, or deferred profit sharing plan maintained by the Corporation (other than this Plan) that either have been paid prior to the Participant's Benefit Commencement Date or are vested as of the Participant's Benefit Commencement Date. For this purpose,

(a) Any elective pre-tax or after-tax contributions made by or on behalf of the Participant, and any earnings attributable to such contributions, shall not be taken into account; and

(b) The aggregated annualized value of such benefits shall be computed in the form of a single life annuity for the Participant's life in accordance with the Actuarial Equivalent assumptions set forth in Section 2.01.


                                       6

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                            ARTICLE 3. PARTICIPATION

3.01 ELIGIBLE EXECUTIVES

Participation in this Plan shall be limited to such employees of the Corporation as selected by the Committee who, in the opinion of the Committee, occupy a position of senior management with the Corporation.

3.02 PARTICIPATION

An executive shall become a Participant in the Plan only if the executive is individually selected by, and specifically named by, the Committee for inclusion in the Plan. In addition, the Committee shall have the complete discretionary authority to impose such conditions upon initial participation by an executive or continuing participation by an executive who is already a Participant, as the Committee, in its sole discretion, determines appropriate, including the execution by the Participant of such documents and agreements, which may include restrictive covenants and other conditions, that the Committee requires.

3.03 RECLASSIFICATION

If a Participant is reclassified to a responsibility which, in the opinion of the Committee, is not a senior management position at any time prior to becoming eligible for benefits in accordance with Article 4, the Participant's continuing eligibility will be subject to the approval of the Committee.

Notwithstanding any provision of the Plan to the contrary, if the Committee determines that participation in the Plan by any one or more Participants will cause the Plan to become subject to Parts 2, 3 or 4 of Title I of the Employee Retirement Income Security Act, the entire interest of such Participant or Participants under the Plan at the discretion of the Committee shall be paid immediately to such Participant or Participants by the applicable Employer, or shall otherwise be segregated from the Plan, and such Participant or Participants shall cease to have any interest under the Plan.


                                       7

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                   Article 4. Supplemental Retirement Benefit

4.01 ELIGIBILITY FOR SUPPLEMENTAL RETIREMENT BENEFIT

(a) A Participant shall be eligible to receive the Supplemental Retirement Benefit under this Plan if he or she terminates employment for any reason other than death or termination by the Corporation for Cause after attaining his or her Early Retirement Date or Normal Retirement Date.

(b) Except as otherwise provided pursuant to Article 7, a Participant shall not be eligible to receive the Supplemental Retirement Benefit under this Plan if he or she does not meet the conditions set forth in this Section 4.01.

4.02 NORMAL RETIREMENT BENEFIT

The amount of the Supplemental Retirement Benefit payable to a Participant who terminates employment at or after reaching his or her Normal Retirement Date shall be an annual benefit payable for the life of the Participant equal to the lesser of (a) or (b):

(a)   the excess, if any, of

       (i) 2% of the Participant's Compensation multiplied by his or her Years of Service;

      REDUCED BY

      (ii) the Actuarial Equivalent value of the Participant's Vested Retirement Benefits determined as of his or her employment termination date.

(b)   50% of the Participant's Compensation.

4.03 EARLY RETIREMENT BENEFIT

The amount of the Supplemental Retirement Benefit payable to a Participant who terminates employment after reaching his or her Early Retirement Date but prior to his or her Normal Retirement Date shall be an annual benefit payable for the life of the Participant equal to the Normal Retirement Benefit determined under
Section 4.02 reduced by 4% for each whole and partial year (treating a partial year as a whole year) prior to the date the Participant would have reached his or her Normal Retirement Date.

4.04 BENEFIT COMMENCEMENT DATE

Payment of a Participant's Supplemental Retirement Benefit shall commence as of the first day of the month next following the Participant's employment termination date.

4.05 FORM OF BENEFIT PAYMENT

(a) Single Life Annuity. A Participant's Supplemental Retirement Benefit shall be payable in the form of a single life annuity for the life of the Participant unless he or she elects an optional form of payment pursuant to paragraph (b).


                                       8

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

(b) Optional Forms of Payment. A Participant may elect to have his or her Supplemental Retirement Benefit paid in one of the optional forms of payment described below by making an irrevocable election at least 12 months prior to the Participant's Benefit Commencement Date in accordance with the procedures established by Retirement Administration Committee.

      The optional forms of payment are:

       (i) Joint and 50% or 100% Survivor Annuity. An annuity payable for the life of the Participant with a survivor annuity continuing for the life of his or her Beneficiary. The amount of the annuity continued to the Beneficiary shall be 50% or 100% of the amount payable to the Participant. The amount of such benefit shall be equal to the Actuarial Equivalent value of the single life annuity payable under paragraph (a).

      (ii) Lump Sum. A single lump sum payment equal to the Actuarial Equivalent present value of the single life annuity payable under paragraph (a).


                                       9

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                            ARTICLE 5. DEATH BENEFIT

5.01 DEATH AFTER EARLY RETIREMENT DATE

(a)   In the event that a Participant dies

       (i) while still an employee after attaining his or her Early Retirement Date or Normal Retirement Date, or

      (ii) after becoming eligible to receive a Supplemental Retirement Benefit but prior to the Benefit Commencement Date,

      his or her Beneficiary shall be entitled to receive the benefit described in (b).

(b) The amount of the benefit payable to the Beneficiary shall be an annual benefit for the life of the Beneficiary in an amount equal to one-half of the Normal Retirement Benefit or Early Retirement Benefit that would have been payable to the Participant (determined pursuant to Section 4.02 or 4.03, as applicable) if the Participant had retired immediately prior to the date of his or her death, provided, that if the age difference between the Participant and the Beneficiary is greater than 5 years, the benefit payable shall be actuarially adjusted to reflect the differences in the life expectancy of the Participant and the Beneficiary. Such benefit shall be payable commencing as of the first day of the month next following the Participant's death.

(c) If Participant's Beneficiary is his or her estate, then the benefit payable such Beneficiary shall be an immediate single lump sum payment in an amount equal to the Actuarial Equivalent value of the one-half of the Normal Retirement Benefit or Early Retirement Benefit that would have been payable (determined pursuant to Section 4.02 or 4.03, as applicable) in the form of a single life annuity to the Participant if the Participant had retired immediately prior to his or her death.

5.02 DEATH PRIOR TO EARLY RETIREMENT DATE

(a)   In the event that a Participant dies

       (i) while still an employee prior to attaining his or her Early Retirement Date, and

      (ii) the Participant is survived by his or her spouse or, the Participant is not survived by his or her spouse but is survived by a Dependent Child or Dependent Children,

      such spouse or Dependent Child or Children shall be entitled to receive the benefit described in paragraph (b).

(b) The amount of the benefit payable to the surviving spouse shall be an annual benefit payable for the life of the spouse amount equal to one-half of the Normal Retirement Benefit that would have been payable to the Participant (determined pursuant to Section 4.02) if the Participant had retired immediately prior to the date of his or her death, reduced by 4% for each whole and partial year (treating a partial year as a whole year) prior to the date the Participant would have reached his or her Normal Retirement Date, and provided, that if the age difference between the Participant and the Beneficiary is greater than 5 years, the benefit payable shall be actuarially adjusted to reflect the differences in the life expectancy of the Participant and the Beneficiary. Such benefit shall be payable commencing as of the first day of the month next following the Participant's death.


                                       10

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

(c) In the event that the Participant is not survived by his or her spouse, but is survived by a Dependent Child or Children, then an annual benefit equal to the annual benefit that would have been payable to a surviving spouse pursuant to paragraph (b) above, shall be paid to each such Dependent Child, in equal shares, until the date such Dependent Child attains age 21 or, if earlier, the date such Dependent Child dies.

(d) For purposes of this Section 5.02, "Dependent Child" or "Dependent Children" means each natural and/or adopted child of a Participant who is under the age of 21.

5.03 DEATH AFTER BENEFIT COMMENCEMENT DATE

In the event that a Participant dies after his or her Benefit Commencement Date, then benefits shall be payable only in accordance with form of benefit payment in effect on the Participant's date of death.

5.04 DESIGNATION OF BENEFICIARY

(a) Each Participant may designate, in the form and manner prescribed by the Committee, one or more persons as the Beneficiary under this Plan. A Participant also may designate one or more persons as a contingent beneficiary in the event that the Participant's primary Beneficiary does not survive the Participant.

(b) Any Beneficiary designation made by a Participant may be changed or revoked by the Participant at any time or from time to time prior to his or her Benefit Commencement Date, or death, if earlier.

(c) If no Beneficiary is designated or survives the Participant, then the Participant's Beneficiary shall be his or her spouse, if living; otherwise, the Participant's estate.


                                       11

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                       ARTICLE 6. PARTICIPANT OBLIGATIONS

6.01 CONFIDENTIALITY; COOPERATION WITH REGARD TO LITIGATION

(a) During a Participant's employment with Footstar and thereafter, the Participant shall not, without the prior written consent of Footstar, disclose to anyone except in good faith in the ordinary course of business to a person who will be advised by the member to keep such information confidential or make use of any Confidential Information, except when required to do so by legal process, by any governmental agency having supervisory authority over the business of Footstar or by any administrative or legislative body (including a committee thereof) that requires him or her to divulge, disclose or make accessible such information. In the event that the Participant is so ordered, he or she shall give prompt written notice to Footstar in order to allow Footstar the opportunity to object to or otherwise resist such order.

(b) "Confidential Information" shall mean all information that is not known or available to the public concerning the business of Footstar or any Subsidiary relating to any of their products, product development, trade secrets, customer suppliers, finances, and business plans and strategies. For this purpose, information known or available generally within the trade or industry of Footstar or any Subsidiary shall be deemed to be known or available to the public. Confidential Information shall include information that is, or becomes, known to the public as a result of a breach by the Executive of the provisions of Section 6.01(a) above.

(c) The Participant agrees to cooperate with Footstar, (including following the Participant's termination of employment for any reason), by making himself or herself available to testify on behalf of Footstar or any Subsidiary or affiliate of Footstar, in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and to assist Footstar, or any Subsidiary or affiliate of Footstar, in any such action, suit, or proceeding, by providing information and meeting and consulting with the Board or its representatives or counsel, or representatives or counsel to Footstar, or any Subsidiary or affiliate of Footstar, as requested. Footstar agrees to reimburse the Participant, on an after-tax basis, for all expenses actually incurred in connection with his provision of testimony or assistance.

6.02 NON-COMPETITION

(a) During the Restriction Period (as defined below), the Participant shall not engage in Competition with Footstar, or any Subsidiary. "Competition" shall mean engaging in any activity, except as provided below, for a Competitor of Footstar or any Subsidiary, whether as an employee, consultant, principal, agent, officer, director, partner, shareholder (except as a less than one percent shareholder of a publicly trade company) or otherwise. A "Competitor" shall mean those companies designated by Footstar and communicated to the Participant (in an Employment Agreement, Change in Control Agreement or otherwise) and any successor or successors thereto) or (ii) the portion of any other corporation or other entity or start-up corporation or entity that is engaged in the Discount Retail Footwear Business within fifty (50) miles of any Discount Retail Footwear Business outlet in the United States of Footstar or any Subsidiary, provided that a corporation or entity described in clause (ii) above shall not be deemed to be a Competitor if the Participant shall not either directly or indirectly oversee or manage the activities of such corporation or entity's division or unit engaged in the Discount Retail Footwear Business. If the Participant commences employment or becomes a consultant, principal, agent, officer, director, partner, or


                                       12

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002
      shareholder of any entity that is not a Competitor at the time the Participant initially becomes employed or becomes a consultant, principal, agent, officer, director, partner, or shareholder of any entity, future activities of such entity shall not result in a violation of this provision unless (x) such activities were contemplated at the time the Participant initially became employed or becomes a consultant, principal, agent, officer, director, partner or shareholder of the entity (and the contemplation of such activities was known to the Participant) or (y) the Participant commences directly or indirectly overseeing or managing the activities of Footstar or Subsidiary so long as he or she does not regularly participate in discussions with regard to the competing business. For purposes of the foregoing, "Discount Retail Footwear Business" shall mean a group of four or more stores which primarily sell discount footwear.

6.03 NON-SOLICITATION OF EMPLOYEES

During the portion of the Restriction Period following the termination of the Participant's employment, the Participant shall not induce employees of Footstar or any Subsidiary to terminate their employment. During the portion of the Restriction Period following the termination of the Participant's employment, the Participant shall not directly or indirectly hire any employee of Footstar or any Subsidiary or any person who was employed by Footstar or any Subsidiary within 180 days of such hiring.

6.04 DEFINITIONS

For purposes of this Article 6 -

(a) "Restriction Period" shall mean the period beginning with the Participant's initial date of employment by Footstar and ending the date of a Change in Control except that if the Participant has an Employment Agreement with Footstar it shall have the meaning contained in such employment agreement.

(b) "Subsidiary" shall mean any corporation controlled directly or indirectly by Footstar and any affiliate of Footstar.


                                       13

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                          ARTICLE 7. CHANGE IN CONTROL

7.01 APPLICABILITY

This Article 7 shall apply in the event of a "Change in Control".

7.02 RETIREES AND BENEFICIARIES AT TIME OF CHANGE IN CONTROL

The following rules shall apply to the payment of benefits to individuals who are Retirees or Beneficiaries of deceased Participants at the time a Change in Control occurs:

(a)   Retirees.

--------------------------------------------------------------------------------
 Status of benefits at time
    of Change in Control                       Effect of Change in Control
--------------------------------------------------------------------------------
Single Life Annuity                            Retiree to receive immediate lump
If receiving payment of benefits in            sum payment equal to Actuarial
the form of a single life annuity              Equivalent of future benefits
                                               in lieu of annuity payments.
-OR-

If Retiree has not elected the joint
and survivor annuity option pursuant
to Section 4.05(b)(i) and payments
have not yet begun

--------------------------------------------------------------------------------
Joint and Survivor Annuity                     Retiree and Beneficiary to
If receiving payment of benefits               receive immediate lump sum
in the form of a joint and                     payments equal to Actuarial
survivor annuity                               Equivalent of respective
                                               portions of future benefits in
-OR-                                           lieu of annuity payments.

If Retiree has elected the joint
and survivor annuity option pursuant
to Section 4.05(b)(i) and payments
have not yet begun

--------------------------------------------------------------------------------

(b)   Beneficiaries of Deceased Participants.

--------------------------------------------------------------------------------
Status of benefits at time
  of Change in Control                     Effect of Change in Control
--------------------------------------------------------------------------------
Payment of benefits has             Beneficiary to receive immediate lump sum
begun                               payment equal to Actuarial Equivalent of
                                    future benefits in lieu of annuity payments.

--------------------------------------------------------------------------------
Payment of benefits has             Beneficiary to receive immediate
not yet begun                       lump sum payment equal to Actuarial
                                    Equivalent of the death benefit determined pursuant to Article 5 in lieu of annuity payments.

--------------------------------------------------------------------------------


                                       14

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

7.03 TERMINATION OF EMPLOYMENT WITHIN 24 MONTHS FOLLOWING A CHANGE IN CONTROL

(a)   Participants. A Participant shall be entitled to benefits under this
      Section 7.03 if during the 24-month period following a Change in Control

       (i) the Participant's employment is terminated by the Corporation for any reason other than Cause, or

      (ii) the Participant terminates employment for "Good Reason" (as defined below).

--------------------------------------------------------------------------------
   Status of at time
of employment termination                     Effect of Change in Control
--------------------------------------------------------------------------------
Termination occurs at or after             Participant to receive immediate lump
reaching Normal Retirement Date            sum payment equal to Actuarial
                                           Equivalent of Participant's Normal
                                           Retirement Benefit.

--------------------------------------------------------------------------------
Termination occurs prior to                Participant to receive immediate lump
Normal Retirement Date but after           sum payment equal to Actuarial
10 Years of Service                        Equivalent of Participant's Normal
                                           Retirement Benefit payable in the
                                           form of a single life annuity
                                           commencing as of the date on which
                                           the Participant would have reached
                                           his or her Normal Retirement Date if
                                           he or she had continued in
                                           employment.

--------------------------------------------------------------------------------
Termination occurs prior to                Participant to receive immediate lump
completing 10 Years of Service             sum payment equal to Actuarial
                                           Equivalent of the benefit determined
                                           pursuant to the following formula
                                           payable in the form of a single life
                                           annuity commencing as of the date on
                                           which the Participant would have
                                           reached his or her Normal Retirement
                                           Date if he or she had continued in
                                           employment.

                                        Participant's Normal Retirement Benefit

                                                         TIMES

                                              Years of Service as of date of
                                                  employment termination
                                                            10

--------------------------------------------------------------------------------

(b) Beneficiaries. In the event that a Participant dies while employed during the 24-month period following a Change in Control, then his or her Beneficiary shall be entitled to receive immediate lump sum payment equal to Actuarial Equivalent of the death benefit determined pursuant to
      Article 5 in lieu of annuity payments.

(c) Good Reason. For purposes of this Section 7.03, "Good Reason" means any of the following which occur after the occurrence of a Change in Control without the express written consent of the affected Participant:

      (i) An assignment of any duties to the Participant which are inconsistent with his or her status as a senior executive of Footstar.


                                       15

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

       (ii) Any decrease in annual base pay or any reduction in annual target incentive compensation opportunity.

      (iii) Any other failure by Footstar to perform any material obligation under, or breach by Footstar of any material provision of an employment agreement with the Participant that is not cured within 30 days.

       (iv) Any failure to secure the agreement of any successor corporation or other entity to the Corporation to fully assume Footstar's obligations under an employment agreement with the Participant.

        (v) A relocation of the Participant's principal place of employment outside a 35-mile radius of his or her principal place of employment as in effect immediately prior to such Change in Control.

7.04 TERMINATION OF EMPLOYMENT MORE THAN 24 MONTHS FOLLOWING A CHANGE IN CONTROL

(a) Participants. The following rules shall apply to a Participant whose employment is terminated by the Corporation for any reason other than Cause after the end of the 24-month period following a Change in Control:

--------------------------------------------------------------------------------
   Status of at time
of employment termination                     Effect of Change in Control
--------------------------------------------------------------------------------
Termination occurs after                   Benefits payable in accordance with
Participant reaches his or her             Article 4.
Early Retirement Date or Normal
Retirement Date

--------------------------------------------------------------------------------
Termination occurs prior to                Participant shall receive the benefit
Participant reaching his or her            determined pursuant to the following
Early Retirement Date                      formula commencing as of the date on
                                           which the Participant would have
                                           reached his or her Normal Retirement
                                           Date if he or she had continued in
                                           employment.

                                              Participant's Normal Retirement
                                                           Benefit

                                                            TIMES

                                            Years of Service as of date of the
                                                     Change in Control
                                                            10

                                           The benefit will be payable in one of
                                           the payment forms described in
                                           Section 4.05.

--------------------------------------------------------------------------------

(b) Beneficiaries. In the event that a Participant dies after end of the 24-month period following a Change in Control, then his or her Beneficiary shall be entitled to receive death benefits in accordance with Article 5.


                                       16

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                       Article 8. Forfeiture of Benefits

Notwithstanding any other provision of the Plan, future payment of benefits hereunder to a Participant or Beneficiary will, at the discretion of the Committee, be discontinued and forfeited, and the Corporation will have no further obligation hereunder to such Participant or Beneficiary, if any of the following circumstances occur:

(a) The Participant is discharged from employment with the Corporation for Cause;

(b)   The Participant at any time violates any of the provisions of Article 6;
      or

(c) The Participant is convicted of a crime involving dishonesty or fraud on the part of such Participant in his relationship with the Corporation.

The Committee shall have sole discretion with respect to the application of the provisions of this paragraph and such exercise of discretion shall be conclusive and binding upon the Participant, his or her Beneficiary and all other persons.


                                       17

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                           ARTICLE 9. ADMINISTRATION

9.01 POWERS AND DUTIES OF THE COMMITTEE

The Committee shall have the sole discretion and authority:

(a)   To determine the eligibility of employees to participate in the Plan;

(b)   To credit a Participant with additional Service; and

(c) To waive any or all of the requirements set forth in this Plan with respect to any Participant.

The Committee's exercise of its discretion under this Plan with respect to any Participant will not create a precedent for any other Participant.

9.02 RETIREMENT ADMINISTRATION COMMITTEE

The Plan shall be administered by the Retirement Administration Committee. Except as otherwise provided in Section 9.01, the Retirement Administration Committee shall have full authority and power to administer and construe the Plan, subject to applicable requirements of law. Without limiting the generality of the foregoing, the Retirement Administration Committee shall have the following powers and duties:

(a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

(b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

(c)   To decide all questions concerning the Plan; and

(d) To appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan.

All decisions made by the Retirement Administration Committee pursuant to the provisions of the Plan shall be made in its sole discretion and shall be final, conclusive, and binding upon all parties.

9.03 DELEGATION OF DUTIES

The Retirement Administration Committee may delegate such of its duties and may engage such experts and other persons as it deems appropriate in connection with administering the Plan. The Retirement Administration Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by the Retirement Administration Committee in good faith in reliance upon any opinions or reports furnished them by any such experts or other persons.

9.04 EXPENSES

All expenses incurred prior to the termination of the Plan that shall arise in connection with the administration of the Plan, including, without limitation, administrative expenses and compensation and other expenses and charges of any actuary, counsel, accountant, specialist or other person who shall be


                                       18

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002
employed by the Retirement Administration Committee in connection with the administration of the plan, shall be paid by the Corporation.

9.05 INDEMNIFICATION OF RETIREMENT ADMINISTRATION COMMITTEE

The Corporation agrees to indemnify and to defend to the fullest extent permitted by law any person serving as a member of the Retirement Administration Committee, and each employee of the Corporation or any of its affiliates appointed by the Retirement Administration Committee to carry out duties under this Plan, against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Corporation) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

9.06 LIABILITY

To the extent permitted by law, neither the Retirement Administration Committee nor any other person shall incur any liability for any acts or for any failure to act except for liability arising out of such person's own willful misconduct or willful breach of the Plan.

9.07 APPEALS PROCEDURE

(a) The Retirement Administration Committee shall approve or wholly or partially deny all claims for benefits under the Plan within a reasonable period of time after all required documentation has been furnished to the Retirement Administration Committee.

(b) If a claim is wholly or partially denied, the Retirement Administration Committee shall provide the claimant with written notice setting forth the specific reasons for the denial, making reference to the pertinent provisions of the Plan or the Plan documents on which the denial is based; describe any additional material or information that should be received before the claim may be acted upon favorably, and explain why such material or information, if any, is needed; and inform the person making the claim of his right pursuant to this Section to request review of the decision by the Retirement Administration Committee.

(c) A claimant shall have the right to request a review of the decision denying the claim. Such request must be made by filing a written application for review with the Retirement Administration Committee no later than sixty (60) days after receipt by the claimant of written notice of the denial of his claim. The claimant may review pertinent Plan documents and shall submit such written comments and other information which he wishes the Retirement Administration Committee to consider in connection with his claim.

(d) The Retirement Administration Committee may hold any hearing or conduct any independent investigation which it deems necessary to render its decision on review. Such decision shall be made as soon as practicable after the Retirement Administration Committee receives the request for review. Written notice of the decision on review shall be promptly furnished to the claimant and shall include specific reasons for the decision.

(e) For all purposes under the Plan, decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested persons.


                                       19

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                      ARTICLE 10. AMENDMENT OR TERMINATION

The Committee reserves the right to modify or amend, in whole or in part, or to terminate, this Plan at any time; provided, however, that no such modification, amendment or termination shall adversely affect the right of any Participant (or Beneficiary) to receive the benefits of such Participant (or Beneficiary) should have received under the Plan upon termination of employment with the Corporation for any reason, including retirement, death or disability had the Plan not been so modified, amended or terminated, taking into account the Participant's Service and age at the time of such Participant's actual termination of employment with the Corporation for any reason including retirement, death or disability.


                                       20

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002

                         ARTICLE 11. GENERAL PROVISIONS

11.01 RIGHT TO WITHHOLD TAXES

The Corporation shall have the right to withhold such amounts from any payment under this Plan as it determines necessary to fulfill any federal, state, or local wage or compensation withholding requirements.

11.02 NO RIGHT TO CONTINUED EMPLOYMENT

Neither the Plan, nor any action taken under the Plan, shall confer upon any Participant any right to continuance of employment by the Corporation nor shall it interfere in any way with the right of the Corporation to terminate any Participant's employment at any time.

11.03 BENEFITS NON-ASSIGNABLE

Benefits under the Plan may not be anticipated, assigned or alienated, and will not be subject to claims of his creditors by any process whatsoever, except as specifically provided in this Plan or by the Retirement Administration Committee in its sole discretion.

11.04 UNFUNDED PLAN

Nothing in this Plan shall be construed as giving any Participant or his or her legal representative, or designated beneficiary, any claim against any specific assets of the Corporation or as imposing any trustee relationship upon the Corporation in respect of the Participant. The Corporation shall not be required to segregate any assets in order to provide for the satisfaction of the obligations hereunder. If and to the extent that the Participant or his or her legal representative or designated beneficiary acquires a right to receive any payment pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

11.05 MENTAL OR PHYSICAL INCOMPETENCY

If the Retirement Administration Committee determines that any person entitled to payments under the Plan is incompetent by reason of physical or mental disability, as established by a court of competent jurisdiction, the Retirement Administration Committee may cause all payments thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow the application of amounts so paid. Payments made pursuant to this Section shall completely discharge the Retirement Administration Committee and the Corporation.

11.06 GOVERNING LAWS

The provisions of the Plan shall be construed, administered and enforced according to applicable Federal law and the laws of the State of New York.

11.07 SEVERABILITY

The provisions of the Plan are severable. If any provision of the Plan is deemed legally or factually invalid or unenforceable to any extent or in any application, then the remainder of the provision and the Plan, except to such extent or in such application, shall not be affected, and each and every provision of the Plan shall be valid and enforceable to the fullest extent and in the broadest application permitted by law.


                                       21

                                                Supplemental Retirement Plan for
                                             Senior Management of Footstar, Inc.
                                              Amended and Restated June 19, 2002